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                                                                   Exhibit 10.44

                             Dated August [__], 2005


                            COMBINATORX INCORPORATED

                                   as Chargor

                                       and

                   BIOMEDICAL SCIENCES INVESTMENT FUND PTE LTD

                                   as Chargee


                                  SHARE CHARGE


                                                               ALLEN & GLEDHILL
                                                               36 ROBINSON ROAD
                                                               #18-01 CITY HOUSE
                                                               SINGAPORE 068877

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                                TABLE OF CONTENTS

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CONTENTS                                                                        PAGE
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1.   INTERPRETATION ...............................................................3

2.   GUARANTEE ....................................................................5

3.   UNDERTAKING TO PAY ...........................................................6

4.   SECURITY .....................................................................6

5.   RESTRICTIONS AND FURTHER ASSURANCE ...........................................6

6.   CHARGED SHARES ...............................................................6

7.   GENERAL UNDERTAKINGS .........................................................7

8.   REPRESENTATIONS AND WARRANTIES ...............................................7

9.   ENFORCEMENT ..................................................................8

10.  CHARGEE'S RIGHTS .............................................................8

11.  ORDER OF DISTRIBUTIONS .......................................................8

12.  LIABILITY OF CHARGEE AND DELEGATES ...........................................9

13.  POWER OF ATTORNEY ............................................................9

14.  PROTECTION OF THIRD PARTIES .................................................10

15.  SAVING PROVISIONS ...........................................................10

16.  DISCHARGE OF SECURITY .......................................................12

17.  ENFORCEMENT EXPENSES ........................................................12

18.  PAYMENTS ....................................................................12

19.  AMENDMENTS AND WAIVERS ......................................................13

20.  CERTIFICATES AND DETERMINATIONS .............................................13

21.  NOTICES .....................................................................13

22.  CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CHAPTER 53B ........................14

23.  COUNTERPARTS ................................................................14

24.  GOVERNING LAW ...............................................................14
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SCHEDULE 1 ...................................................................................15
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THIS DEED is made on August [__], 2005 BETWEEN:

(1) COMBINATORX INCORPORATED, a company incorporated in Delaware having its registered office at c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 (the "CHARGOR"); and

(2) BIOMEDICAL SCIENCES INVESTMENT FUND PTE LTD, a company incorporated in Singapore having its registered office at 20 Biopolis Way #09-01 Centros, Singapore 138668 (the "CHARGEE").

BACKGROUND

(A) Pursuant to a subscription and shareholders agreement entered into on even date between the Chargor, the Chargee and CombinatoRx (Singapore) Pte. Ltd. (the "COMPANY"), the Chargee had agreed to subscribe for US$5,500,000 in aggregate principal amount of 5 per cent. series 1 notes due 2009 (the "SERIES 1 NOTES"), US$3,500,000 in aggregate principal amount of 5 per cent. series 2 notes due 2009 (the "SERIES 2 NOTES"), US$3,500,000 in aggregate principal amount of 5 per cent. series 3 notes due 2009 (the "SERIES 3 NOTES"), US$2,500,000 in aggregate principal amount of 5 per cent. series 4 notes due 2009 (the "SERIES 4 NOTES") and US$2,500,000 in aggregate principal amount of 5 per cent. series 5 notes due 2009 (the "SERIES 5 NOTES"), to be issued by the Company (the Series 1 Notes, the Series 2 Notes, the Series 3 Notes, the Series 4 Notes and the Series 5 Notes being collectively, the "NOTES") in accordance with the terms and conditions contained therein (the "SSA") and the terms and conditions of the Notes (the "NOTE CONDITIONS").

(B) The Parties (as defined below) have simultaneously entered into a swap-up agreement on even date to provide for the possible purchase by the Chargor of the Preference Shares (as defined in the SSA) held by the Chargee and the possible swap-up of the Preference Shares and the Notes into shares in the capital of the Chargor, all by way of the exercise of put and call options by the Chargee and/or the Chargor and the allotment of shares in the capital of the Chargor (the "SUA").

(C) The Chargor has (after giving due consideration to the terms and conditions of the Documents and satisfying itself that there are reasonable grounds for believing that the execution by it of this Deed will benefit it) decided in good faith and for the purposes of its business to enter into this Deed.

NOW THEREFORE in consideration of the Chargee's agreement to enter into the SSA and the SUA and the mutual promises, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.     INTERPRETATION

1.1    DEFINITIONS AND CONSTRUCTIONS

       Terms defined and references construed in the Documents have the same meaning and construction in this Deed, except to the extent that the context requires otherwise and, in addition:

       "ACT" means the Conveyancing and Law of Property Act, Chapter 61 of Singapore;

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       "ARTICLES" means the articles of association for the time being of the
       Company;

       "BUSINESS DAY" means a day which is not Saturdays, Sundays or public holidays on which commercial banks are open in Singapore;

       "CHARGED ASSETS" means the assets from time to time subject, or expressed to be subject, to the Charges or any part of those assets;

       "CHARGES" means the security created or expressed to be created over the Charged Assets by or pursuant to this Deed;

       "CHARGOR LIABILITIES" means all present and future moneys, debts and liabilities (whether by way of principal, interest, fees, commissions or otherwise) which now are or have been or at any time hereafter may be or become due from or owing by the Chargor to the Chargee whether actually or contingently, under or in connection with its guarantee of the obligations of the Company under the Company Liabilities referred to in Clause 2;

       "CHARGED SHARES" means:

       (1)      all present and future shares of the Chargor in the Company;

       (2) all rights relating to any present and future shares of the Chargor which are deposited with or registered in the name of, any depositary, custodian, nominee, clearing house or system, investment manager, chargee or other similar person or their nominee, in each case whether or not on a fungible basis (including any rights against any such person); and

       (3) all warrants, options and other rights to subscribe for, purchase or otherwise acquire any of the present and future shares of the Chargor in the Company,

       in each case now or in the future owned by it or (to the extent of its interest) in which it now or in the future has an interest;

       "COMPANY LIABILITIES" means all present and future moneys, debts and liabilities (whether by way of principal, interest, fees, commissions or otherwise) which now are or have been or at any time hereafter may be or become due from or owing by the Company to the Chargee whether actually or contingently, under or in connection with the Notes;

       "CURRENCY OF ACCOUNT" means the currency in which the relevant indebtedness is denominated or, if different, is payable;

       "DELEGATE" means a delegate or sub-delegate appointed under Clause 10.2;

       "DIVIDENDS" means, in relation to any Charged Share, all present and future:

       (1) dividends and distributions of any kind and any other sum received or receivable in respect of that Charged Share;

       (2) rights, shares, money or other assets accruing or offered by way of redemption, bonus, option or otherwise in respect of that Charged Share;

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       (3)      allotments, offers and rights accruing or offered in respect of that Charged Share; and

       (4) other rights and assets attaching to, deriving from or exercisable by virtue of the ownership of, that Charged Share;

       "DOCUMENTS" means the SSA, the Note Conditions and the SUA and "DOCUMENT" means any one of them;

       "ENCUMBRANCES" means any claim, charge, mortgage, security, lien, option, equity, power of sale, hypothecation or other third party rights, retention of title, right of pre-emption, right of first refusal or security interest of any kind;

       "ENFORCEMENT EVENT" means the failure of the Company or the Chargor to pay, satisfy or discharge when due any part or parts of the Company Liabilities or the Chargor Liabilities, as the case may be, owed to the Chargee;

       "LIABILITIES" means the Chargor Liabilities and the Company Liabilities;

       "PARTIES" means the Chargor and the Chargee and "PARTY" means any one of them;

       and

       "WINDING-UP" means winding up, amalgamation, reconstruction, administration, dissolution, liquidation, merger or consolidation or any analogous procedure or step in any jurisdiction.

1.2    THIS DEED

       Except to the extent that the context otherwise requires, any reference to "THIS DEED" includes any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof.

1.3    MISCELLANEOUS

       The headings in this Deed are inserted for convenience only and shall be ignored in construing this Deed. Unless the context otherwise requires, words denoting the singular number only shall include the plural and VICE VERSA. References to a statute shall be deemed to be references to that statute as from time to time amended or re-enacted. Save where otherwise indicated, references to "CLAUSES" and "SCHEDULES" are to be construed as references to clauses of, and the schedules to, this Deed.

2.     GUARANTEE

2.1 In consideration of the Chargee agreeing to enter into the Documents, the Chargor hereby unconditionally and irrevocably guarantees to the Chargee, only to the extent set out in this Deed, the performance by the Company of all its obligations under the Notes, and as a separate independent and primary obligation agrees to indemnify the Chargee, only to the extent set out in this Deed, against all losses incurred as a result of any of such obligations being or becoming void, voidable, unenforceable or ineffective Provided Always that the Chargor's maximum aggregate liability under this Deed shall be limited to the Charged Assets.

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3.     UNDERTAKING TO PAY

       The Chargor shall pay each of its Chargor Liabilities and shall procure the payment by the Company of each of its Company Liabilities when due in accordance with its terms or, if they do not specify a time for payment, immediately on demand by the Chargee. For the avoidance of doubt, the Chargor's maximum aggregate liability under this Deed shall be limited to the Charged Assets.

4.     SECURITY

4.1    EQUITABLE CHARGE

       As security for the payment of all the Chargor Liabilities, the Chargor charges in favour of the Chargee by way of first fixed charge, all the Charged Shares.

4.2    SHARE CERTIFICATES ETC.

       The Chargor shall on the date of this Deed and, in the case of Charged Shares acquired by it after the date of this Deed, on the date of that acquisition, deliver to the Chargee, or as it directs, all certificates representing Charged Shares and transfers of the Charged Shares executed in blank and shall promptly deliver to the Chargee, or as it directs, any other documents relating to the Charged Shares which the Chargee may reasonably require.

5.     RESTRICTIONS AND FURTHER ASSURANCE

5.1    SECURITY

       The Chargor shall not create or permit to subsist any security over the Charged Assets other than the security created pursuant to this Deed.

5.2    DISPOSAL

       The Chargor shall not (nor shall it agree to) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of the Charged Assets.

5.3    FURTHER ASSURANCE

       The Chargor shall promptly do whatever is necessary:

       5.3.1 to perfect or protect the Charges or the priority of the Charges; or

       5.3.2 to facilitate the realisation of the Charged Assets or the exercise of any rights vested in the Chargee or any Delegate,

       including executing any transfer, charge, assignment or assurance of the Charged Assets (whether to the Chargee or its nominees or otherwise), making any registration and giving any notice, order or direction.

6.     CHARGED SHARES

6.1    VOTING AFTER ENFORCEMENT EVENT

       At any time after an Enforcement Event has occurred:

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       6.1.1    the Chargee shall be entitled to exercise or direct the exercise of the voting and other rights attached to any Charged Share as it sees fit; and

       6.1.2 the Chargor shall comply or procure the compliance with any directions of the Chargee in respect of the exercise of those rights and shall promptly execute and/or deliver to the Chargee such forms of proxy as the Chargee requires with a view to enabling such person as it selects to exercise those rights.

6.2    DIVIDENDS BEFORE ENFORCEMENT EVENT

       Subject to Clause 6.3, the Chargor shall be entitled to retain any cash income derived from the Charged Shares.

6.3    DIVIDENDS AFTER ENFORCEMENT EVENT

       At any time after an Enforcement Event has occurred, the Chargor shall hold any Dividend received by it on trust for the Chargee and pay the same immediately to the Chargee or as the Chargee may direct.

6.4    ACQUISITION OF CHARGED SHARES

       The Chargor shall within five Business Days, notify the Chargee of:

       6.4.1 its acquisition of, or agreement to acquire, any further shares in the Company; and

       6.4.2 the declaration, payment, allotment, offer or issue of any Dividend.

7.     GENERAL UNDERTAKINGS

       The Chargor shall not do, or permit to be done, anything which could prejudice the Charges.

8.     REPRESENTATIONS AND WARRANTIES

       The Chargor makes the representations and warranties set out in this Clause 8 to the Chargee on the date of this Deed.

8.1    OWNERSHIP

       8.1.1 The Chargor is the sole, absolute, legal and beneficial owner of the Charged Assets.

       8.1.2 Such Charged Shares are free from any Encumbrances whatsoever, save for (i) any rights of pre-emption or rights of first refusal under the SSA and (ii) the security created by this Deed.

8.2    CHARGED SHARES FULLY PAID ETC

       The Charged Shares are duly authorised, validly issued and fully paid. There are no moneys or liabilities outstanding or payable in respect of any of the Charged Shares.

8.3    REPETITION

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       Each of the representations and warranties in Clauses 8.1 to 8.2 are deemed to be made by the Chargor by reference to the facts then existing at all times during the continuance of this Deed.

9.     ENFORCEMENT

9.1    POWER OF SALE

       The Chargee may exercise the statutory power of sale, of appointing a receiver and the other statutory powers conferred on mortgagees by the Act as varied and extended by this Deed free from the restrictions imposed by Section 25 thereof.

9.2    ENFORCEABILITY OF SECURITY

       As between the Parties, the Charges shall become immediately enforceable, and the power of sale and other powers conferred by Section 24 of the Act as varied and extended by this Deed shall be immediately exercisable, at any time after or upon the occurrence of an Enforcement Event.

10.    CHARGEE'S RIGHTS

10.1   RIGHTS OF CHARGEE

       The Chargor hereby agrees, without prejudice to any of the provisions of this Deed and to any other rights hereby conferred on the Chargee, that at any time after the Charges become enforceable, whether or not the Chargee shall have taken possession of the Charged Assets, the Chargee shall have the rights set out in Schedule 1.

10.2   DELEGATION

       The Chargee may, acting reasonably, at any time and from time to time after an Enforcement Event has occurred, delegate in any manner to any person or persons or fluctuating body of persons, all or any rights exercisable by the Chargee under this Deed. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Chargee thinks fit.

10.3   NO LIABILITY

       The Chargee shall not be liable or responsible to the Chargor or any other person for any costs, charges, losses, damages, liabilities or expenses arising from any act, default, omission or misconduct of any such delegate, except to the extent caused by the Chargee's own gross negligence or wilful misconduct in choosing the delegate.

11.    ORDER OF DISTRIBUTIONS

11.1 All amounts received or recovered by the Chargee or any Delegate in exercise of their rights under this Deed shall be applied in the following order:

       11.1.1 in the payment of the reasonable costs, charges and expenses of and incidental to the Chargee or any Delegate's appointment and the payment of his remuneration;

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       11.1.2   in the payment and discharge of any liabilities reasonably incurred by the Chargee or any Delegate on the Chargor's behalf in the proper exercise of any of the powers of the Chargee or any Delegate as the case may be;

       11.1.3 in or towards payment of any debts or claims which are by statute payable in preference to the Liabilities but only to the extent to which such debts or claims have such preference;

       11.1.4 in or towards payment or satisfaction of the Liabilities in accordance with the Notes; and

       11.1.5 in payment of any surplus to the Chargor or any other person lawfully entitled thereto.

12.    LIABILITY OF CHARGEE AND DELEGATES

12.1   POSSESSION

       If the Chargee or any Delegate takes possession of the Charged Assets, it may at any time relinquish possession.

12.2   CHARGEE'S LIABILITY

       Neither the Chargee nor any Delegate shall (either by reason of taking possession of the Charged Assets or for any other reason and whether as mortgagee in possession or otherwise) be liable to the Chargor or any other person for any costs, losses, liabilities or expenses relating to the realisation of any Charged Assets or from any act, default, omission or misconduct of the Chargee, any Delegate or their respective officers, employees or agents in relation to the Charged Assets or in connection with the Documents except to the extent caused by its or his own gross negligence or wilful misconduct.

13.    POWER OF ATTORNEY

13.1   APPOINTMENT

       The Chargor by way of security irrevocably appoints the Chargee and every Delegate severally as its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney in its/his reasonable opinion thinks fit:

       13.1.1 to do anything which the Chargor is obliged to do (but has not done) under this Deed (including to execute charges over, transfers, conveyances, assignments and assurances of, and other instruments, notices, orders and directions relating to, the Charged Assets); and

       13.1.2 to exercise any of the rights conferred on the Chargee or any Delegate in relation to the Charged Assets or under this Deed or the Act upon the occurrence of an Enforcement Event.

13.2   RATIFICATION

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       The Chargor ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do in the exercise or purported exercise of the power of attorney granted by it in Clause 13.1.

14.    PROTECTION OF THIRD PARTIES

14.1   NO DUTY TO ENQUIRE

       No person dealing with the Chargee or any Delegate shall be concerned to enquire:

       14.1.1 whether the rights conferred by or pursuant to this Deed are exercisable;

       14.1.2 whether any consents, regulations, restrictions or directions relating to such rights have been obtained or complied with;

       14.1.3 otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such rights; or

       14.1.4   as to the application of any money borrowed or raised.

14.2   PROTECTION TO PURCHASERS

       Upon any sale or disposal of the Charged Assets or any part thereof which the Chargee shall make or purport to make under the provisions of this Deed, a statement in writing from the Chargee that the security created by this Deed has become enforceable and that the power of sale has become exercisable shall be conclusive evidence of the fact in favour of any purchaser or other person to whom any of the Charged Assets may be transferred and such purchaser or other person will take the same free of any rights of the Chargor. The Chargor undertakes to indemnify the Chargee against any claim which may be made against the Chargee by such purchaser or any other person by reason of any defect in its title to the Charged Assets.

15.    SAVING PROVISIONS

15.1   CONTINUING SECURITY

       Subject to Clause 16, the Charges are continuing security and will extend to the ultimate balance of the Liabilities, regardless of any intermediate payment or discharge in whole or in part.

15.2   REINSTATEMENT

       If any payment by the Chargor or any discharge given by the Chargee (whether in respect of any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

       15.2.1 the liability of the Chargor under the Charges shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

       15.2.2 the Chargee shall be entitled to recover the value or amount of that security or payment from the Chargor, as if the payment, discharge, avoidance or reduction had not occurred.

15.3   WAIVER OF DEFENCES

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       Neither the obligations of the Chargor under this Deed nor the Charges will be affected by an act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under any Documents or any of the Charges (without limitation and whether or not known to the Chargor) including:

       15.3.1 any time, waiver or consent granted to the Chargor or the Company, or composition with the Chargee or other person;

       15.3.2 the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce any rights against, or security over assets of, any Party or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

       15.3.3 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Party or any other person;

       15.3.4 any amendment (however fundamental) or replacement of any Documents or any other document or security;

       15.3.5 any unenforceability, illegality or invalidity of any obligation of any person under any Documents or any other document or security; or

       15.3.6   any insolvency or similar proceedings.

15.4   IMMEDIATE RECOURSE

       The Chargee agrees that it shall proceed against and enforce any rights or security or claim payment under the SSA and the Debenture before claiming from the Chargor under this Deed.

15.5   APPROPRIATIONS

       Until all the Liabilities have been irrevocably paid in full the Chargee may:

       15.5.1 refrain from applying or enforcing any other moneys, security or rights held or received by the Chargee in respect of those amounts, or apply and enforce the same in such manner and order as it (in its reasonable opinion) sees fit (whether against those amounts or otherwise) and the Chargor shall not be entitled to the benefit of the same; and

       15.5.2 hold in an interest-bearing suspense account any moneys received from the Chargor or the Company on account of the Chargor Liabilities or the Company Liabilities under this Deed.

15.6   ADDITIONAL SECURITY

       The Charges are in addition to and are not in any way prejudiced by any other guarantees or security now or subsequently held by the Chargee with respect to the Liabilities.

15.7   TACKING

       Each Party shall comply with its obligations under the Documents (including any obligation to make further advances).

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16.    DISCHARGE OF SECURITY

16.1   FINAL REDEMPTION

       Subject to Clause 16.2, if the Chargee is satisfied that all the Liabilities have been irrevocably paid in full, the Chargee shall within 14 Business Days at the request and cost of the Chargor release, reassign or discharge (as appropriate) the Charged Assets from the Charges.

16.2   RETENTION OF SECURITY

       If the Chargee in its reasonable opinion considers that any amount paid or credited to the Chargee under any Documents is capable of being avoided or otherwise set aside on the Winding-up of the Chargor or any other person, or otherwise, that amount shall not be considered to have been paid for the purposes of determining whether all the Liabilities have been irrevocably paid.

17.    ENFORCEMENT EXPENSES

17.1   EXPENSES

       Subject to the limitation of liability under Clauses 2.1 and 3, the Chargor shall, within three Business Days of demand, pay to the Chargee the amount of all costs, losses, liabilities and expenses (including legal fees) reasonably incurred by the Chargee or any Delegate in relation to this Deed (including the administration, protection, realisation, enforcement or preservation of any rights under or in connection with this Deed and/or any amendment, waiver, consent or release of any Documents and/or any other document referred to in this
       Deed).

17.2   STAMP DUTIES

       Subject to the limitation of liability under Clauses 2.1 and 3, any stamp duty payable on any transfer of the Charged Shares pursuant to this Deed shall be borne by the Chargor.

18.    PAYMENTS

18.1   DEMANDS

       Any demand for payment made by the Chargee shall contain a statement of the relevant Liabilities then due and payable.

18.2   PAYMENTS

       All payments by the Chargor under this Deed (including damages for its breach) shall be made in the Currency of Account and to such account, with such financial institution and in such other manner as the Chargee may direct.

18.3   PARTIAL PAYMENTS

       If the Chargee receives a payment that is insufficient to discharge all the amounts then due and payable by the Company under the Notes, the Chargee shall procure that the Company applies that payment towards the obligations of the Company under the Notes in the following order:

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       18.3.1   first, in or towards payment pro rata of any unpaid fees, costs and expenses reasonably incurred by the Chargee under this Deed;

       18.3.2 secondly, in or towards payment pro rata of any accrued interest or commission due but unpaid under the Notes;

       18.3.3 thirdly, in or towards payment pro rata of any principal due but unpaid under the Notes; and

       18.3.4 fourthly, in or towards payment pro rata of any other sum due but unpaid under the Notes.

       Clause 18.3 will override any appropriation made by the Chargor.

19.    AMENDMENTS AND WAIVERS

       19.1.1 Any term of this Deed may be amended or waived only with the written consent of the Parties.

20.    CERTIFICATES AND DETERMINATIONS

       Any certification or determination by the Chargee or Delegate under this Deed is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

21.    NOTICES

21.1   COMMUNICATIONS IN WRITING

       Any communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, may be made by fax or letter.

21.2   ADDRESSES

       The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Deed is that identified with its name below, or any substitute address, fax number or department or officer as the Party may notify to the other by not less than five Business Days' notice.

21.3   DELIVERY

       Any communication from one Party to the other shall be conclusively deemed to be received by the other Party:

       (i) if sent by fax between 9 a.m. and 5 p.m. (local time in the place to which it is sent) on a Business Day in that place, when sent or, if sent by fax at any other time, at 9 a.m. (local time in the place to which it is sent) on the next Business Day in that place; or

       (ii)     in any other case, when left at the address required by Clause
                21.2 or within 3 Business Days after being put in the post (by express airmail if to another country) postage prepaid and addressed to that Party at that address.

22.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CHAPTER 53B

22.1 Unless expressly provided to the contrary, a person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B to enforce or enjoy the benefit of any term of this Deed.

23.    COUNTERPARTS

       This Deed may be executed in one or more counterparts by the Parties, each of which, when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument Provided that this Deed shall be of no force and effect until the counterparts are exchanged. Signatures may be exchanged by facsimile, with original signatures to follow. Each of the Parties agrees to be bound by its own facsimile signature and that it accepts the facsimile signature of the other Party.

24.    GOVERNING LAW

       This Deed shall be governed by and construed in accordance with Singapore law.

                                   SCHEDULE 1

                                RIGHTS OF CHARGEE

Upon the occurrence of an Enforcement Event, the Chargee shall have the right, either in its own name or in the name of the Chargor or otherwise and in such manner and on such terms and conditions as the Chargee thinks fit, and either alone or jointly with any other person:

(a)    ENTER INTO POSSESSION

       to take possession of, get in and collect the Charged Assets and to require payment to it of all Dividends;

(b)    DEAL WITH CHARGED ASSETS

       to sell, transfer, assign, exchange or otherwise dispose of or realise the Charged Assets to any person either by public offer or auction, tender or private contract and for a consideration of any kind (which may be payable or delivered in one amount or by instalments spread over a period or deferred);

(c)    BORROW MONEY

       to borrow or raise money either unsecured or on the security of the Charged Assets (either in priority to the Charges or otherwise);

(d)    CLAIMS

       to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of that Chargor or relating to the Charged Assets;

(e)    LEGAL ACTIONS

       to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Assets;

(f)    REDEMPTION OF SECURITY

       to redeem any security (whether or not having priority to the Charges) over the Charged Assets and to settle the accounts of any person with an interest in the Charged Assets;

(g)    RIGHTS OF OWNERSHIP

       to exercise and do (or permit the relevant Chargor or any nominee of it to exercise and do) all such rights and things as the Chargee would be capable of exercising or doing if it were the absolute beneficial owner of the Charged Assets; and

(h)    OTHER POWERS

       to do anything else it may think fit for the realisation of the Charged Assets or incidental to the exercise of any of the rights conferred on the Chargee under or by virtue of any Documents to which the relevant Chargor is party, the Act or any laws or regulations.

IN WITNESS WHEREOF this Deed has been executed by the Parties hereto on the date stated at the beginning.


THE CHARGOR

THE COMMON SEAL of

COMBINATORX INCORPORATED                   }

was hereunto affixed in the presence of:


-----------------------------------
Director


-----------------------------------
Director/Secretary


Address:

Fax No:

Attention:

THE CHARGEE


THE COMMON SEAL of

BIOMEDICAL SCIENCES INVESTMENT             }

FUND PTE LTD

was hereunto affixed in the presence of:


-----------------------------------
Director


-----------------------------------
Director/Secretary


Address:

Fax No:

Attention: